March 12, 2013
Continued Market Leadership
through Execution and Innovation
Credit Suisse 15   Annual Global Services Conference
© 2013 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Exhibit 99.1
th

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements that are not historical in nature, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be”
and other words of similar meaning, are forward-looking statements.  In particular, statements regarding our “Fiscal Year 2013 Financial
Guidance” are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2012
(the “2012 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  All forward-
looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2012 Annual Report.  These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets;
overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions.  Broadridge disclaims any obligation to update or revise forward-
looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Non-GAAP Financial Measures
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results.  Net earnings, diluted earnings per share and pre-tax earnings margins excluding Acquisition Amortization and Other Costs and Restructuring and Impairment Charges are Non-GAAP
measures. These measures are adjusted to exclude costs incurred by the Company in connection with amortization and other charges associated with the Company’s acquisitions, and the termination of the Penson outsourcing services agreement, as Broadridge believes this information helps investors understand the effect of these items on reported results and provides a better representation of our actual performance.  Free cash flow is a Non-GAAP measure and is defined as cash flow from operating activities, less capital expenditures and purchases of intangibles.  Management believes this Non-GAAP measure provides investors with a more complete understanding of
Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.
Accompanying this presentation is a reconciliation of Non-GAAP measures to the comparable GAAP measures.
Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

Broadridge is a strong, resilient business
with significant growth potential
History of market leadership
– Proven ability to address increasingly complex customer needs through technology
– Innovation and thought leader in industry for >50 years
Strong position in large and attractive markets
–
Leader in investor communications and global securities processing
– Resilient through financial crisis due to mission-critical nature of services
– Deeply respected by industry and regulators
– Room for expansion into naturally adjacent markets
– Leading the digital transformation of financial communications through
Broadridge Fluent
SM
, the next meaningful step forward in client engagement
Excellent team
– Results-driven and deeply experienced management team aligned with long-term interests of shareholders
– Highly engaged associates - one of the best large companies to work for in
NY
1
for 6
th
consecutive year
1.   As recognized by the NY Society of Human Resources in 2008-2013

ProxyEdge®

Paladyne Systems

Matrix Financial Solutions

City Networks

AccessData

NewRiver

Broadridge

Our market position is differentiated
and sustainable
Recurring Fee Revenue
Investor Communication Solutions
$B
1.5
0.5
2012 2007
Growth through difficult
market environment
•
Proxy services for ~85%
of outstanding
shares in US
•
Processed >600 billion shares in 2012
•
Used by >5,500 institutional investors
globally
•
Eliminates >50%
of physical mailings
• ~450K votes through mobile apps during
2012 proxy season
New businesses
Tuck-in acquisitions
Broadridge is well positioned to accelerate growth
and continue driving strong free cash flow
~7% CAGR
Securities Processing Solutions
Enable clients
to process in
>50 countries
Processes  >$4.5 trillion
(average) in equity and
fixed income trades per
day
1.0

Investor Communication
Solutions
Securities Processing
Solutions
We are the leader in several markets
Market Rank
Bank/Broker-Dealer
Regulatory
Communications
Broker-Dealer
Transactional
Communications
Corporate Issuer
Regulatory
Communications
Mutual Fund Proxy
Mail and Tabulation
Market Rank
US Brokerage
Processing
US Fixed Income
Processing
Canadian Brokerage
Processing
#1
#1
#1
#1
#1
#1
#1
1.  Marketshare based on Broadridge estimates
1 1

5 Investor Communication Solutions (ICS) A Leader in Financial Communications

Mutual Fund—Natural adjacencies
Transaction reporting
Imaging and workflow, etc.
Mutual Fund—Core
Retirement processing
Data aggregation
Marketing communications
Proxy/solicitation
Large and attractive markets – Investor
Communications is a $10B+ market
BBD—Emerging products
Global proxy and communications
Tax reporting and outsourcing
Security class actions
Advisor services
Bank/Broker-Dealer (BBD)—Core
Regulatory communications
(proxy, interims, etc.)
Customer communications
(transaction statements, etc.)
Total addressable market $10B+ fee revenue
Issuer
Transfer agency
Shareholder analytics
Investor communications
BBD—Natural adjacencies
Enterprise archiving
On-boarding
International tax reclaim
$1.3B
$0.9B
$2.0B
$3.0B
$1.8B
$1.7B
Sources: BCG, Bain, Patpatia, Broadridge estimates

PROXY & INTERIMS PROCESSING OVERVIEW
"THE PLUMBING"
Equity and Mutual Fund Shareholders
Street-side Processing
Registered Processing
BROADRIDGE
Proxy Processing System
Over 8 million lines of code and approximately 500,000 function points
Supported by 150+ dedicated programmers
Broker/Bank 1
Broker/Bank 2
Broker/Bank 3
Broker/Bank 4
Broker/Bank 5
Broker/Bank 6
Broker/Bank 7
Broker/Bank 8
Broker/Bank 9
≈ Brokers/Banks 800+(1)
Managing ~350M active positions(2)
Majority of all shares are held in street-side
Issuer 1 / Fund 1
Issuer 2 / Fund 2
Issuer 3 / Fund 3
Issuer 4 / Fund 4
Issuer 5 / Fund 5
Issuer 6 / Fund 6
Issuer 7 / Fund 7
Issuer 8 / Fund 8
Issuer 9 / Fund 9
≈ Issuers 10,000+(3)
≈ Funds 700+(4)
Broadridge manages >1,600 Corporate Issuers
Broadridge processes on average 85% of U.S. shares outstanding
Data Hub and Platform
Shareholder Preferences Database
>40% of accounts require special processing
Shareholder Consent Database
Proxy Distribution
Electronic or Physical Delivery
> 50% of Hard Copy Mailings Eliminated via E-Delivery and Suppressions
85% of Shares Voted Electronically
Vote Processing
Electronic or Physical Vote Return
ANNUAL CORPORATE ISSUER AND MUTUAL FUND EVENTS
Approximately 12,000 Events Per Year
(Annual Corporate Issuer Shareholder Meetings and Mutual Fund Proxy Meetings)

Broadridge

ICS Unique Business Systems Processing Model
Proxy and Interim processing system is the “plumbing” supporting the voting process for corporate governance
(1) Represents Broadridge’s estimated total number of brokerage firms and banks in the U.S. and international markets
(2) Represents Broadridge’s estimated total number of positions managed by U.S. brokers and banks
(3) Represents Broadridge’s estimated total number of corporate issuers in the U.S.
(4) Represents total number of Fund Sponsors in the U.S. who manage over 16,000 funds including Mutual Funds, Closed-end Funds, ETFs and UITs, according to the
Investment Company Institute’s 2009 Investment Company Year Book

8 Securities Processing Solutions (SPS) A Leader in Financial Processing

Sources: Tower Group, Chartis, Aite, IM2, Broadridge internal estimates
Technology and Operations spend adds
~$14B to our SPS addressable market
Securities and investment firms’ overall technology and operations spend is over $100 billion and growing at 5%
$1.2B
$2.8B
~$5.0B
Adjacent markets
Middle-office
Buy-side services
Derivatives processing
Fixed Income market
data and analytics
~$5.2B
North American BPO
Middle- and back-office
Data center services
Select corporate functions
US Brokerage Processing
Core equities and fixed income
Global Processing
Core equities and fixed income
Global BPO
Reconciliations
Total addressable market ~ $14B fee revenue

CLIENT EXPERIENCE
TECHNOLOGY/OPERATIONS INFRASTRUCTURE
WEBPORTAL RECORDKEEPING
ACCOUNT STATEMENTS
TRADE CONFIRMATIONS
TAX REPORTING
Trading
Order Routing
Order Execution
Block Orders
Post Trade
Books & Records
• Client positions and transactions
• Tax-lot accounting
• Stock record
• Multicurrency accounting
• Margin processing
• P&L
Clearing & Settlement
Trade Support
Purchase & Sales
Security Master
Regulatory Reporting
Fail Control
Cash Processing
Asset Servicing
Regulatory Compliance
Operational Risk Management
BROKER-DEALERS
EXCHANGES
CUSTODIANS
DEPOSITORIES

Broadridge

10 Broadridge global processing behind the scenes Broadridge simplifies complex processes

Our financial strategy is a key part of our
value creation strategy
~40% dividend payout, but expect no less than 72 cents per share annually subject to Board approval
Organic growth with limited financial risk
– Avoid significant balance sheet risk
– Invest in projects delivering at least 20% IRR
– Recurring closed sales averaged ~$120M in each of the last 3 years. This includes large transactions (>$5M) which are lumpy and therefore impact quarter over quarter comparisons
Tuck-in acquisitions with clear growth profile and returns
– Accretive to growth, margins, and earnings
– >20% IRR in conservative business case
– On track to generate ~$185M fee revenue (~$250M in total revenue) with
~$50M in EBITDA or >25% margins in FY13
Long-term investment-grade debt rating
– Adjusted Debt/EBITDAR
ratio¹
target is 2:1
Excess cash used opportunistically to offset dilution and reduce share count through buybacks
1. Adjusted Debt/EBITDAR ratio calculated as (Debt + 8x Rent Expense) / (EBITDA + Rent Expense)